UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
April 7, 2009

BREITBURN ENERGY PARTNERS L.P.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-33055 (Commission File Number)	74-3169953 (I.R.S. Employer Identification No.)

515 South Flower Street, Suite 4800
Los Angeles, CA 90071
(Address of principal executive office)

(213) 225-5900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry Into a Material Definitive Agreement

Amendment No. 2 to First Amended and Restated Limited Partnership Agreement

On June 17, 2008, BreitBurn GP, LLC (the “General Partner”) entered into Amendment No. 1 to the First Amended and Restated Agreement of Limited Partnership of BreitBurn Energy Partners L.P. (the “Partnership”) (as amended, the “Partnership Agreement”).  Pursuant to the Partnership Agreement, the limited partners of the Partnership holding common units representing limited partner interests (the “Limited Partners”) were given a new right to nominate and vote in the election of the directors to the Board of Directors of the General Partner.

Pursuant to an agreement with Quicksilver Resources Inc. (“Quicksilver”) in connection with the pending litigation filed by Quicksilver against the Partnership, the General Partner and other defendants, the General Partner has agreed to fix the date of the annual meeting of the Limited Partners for the election of directors to the Board of Directors of the General Partner for 2009 as November 30, 2009 and to move the notice period to nominate persons for election to the Board of Directors of the General Partner to a new nomination period of September 1, 2009 to September 30, 2009, which period is closer to the date of the 2009 annual meeting of the Limited Partners.

On April 7, 2009, the Board of Directors of the General Partner adopted (1) a resolution fixing the date of the 2009 annual meeting of the Limited Partners of the Partnership for the election of directors to the Board of Directors of the General Partner as November 30, 2009, and (2) Amendment No. 2 to the Partnership Agreement, which permits the Limited Partners to give notice to nominate persons for election to the Board of Directors of the General Partner closer to the date of the 2009 annual meeting of the Limited Partners .  In accordance with the Partnership Agreement, notice of the annual meeting will be given not less than 10 days nor more than 60 days prior to the date of such meeting.

For any nominations for directors by a Limited Partner, the Limited Partner must give timely notice thereof in writing to the General Partner.  The notice must contain certain information as described in the Partnership Agreement.  Amendment No. 2 to the Partnership Agreement provides that for purposes of the 2009 annual meeting, to be timely, a Limited Partner’s notice shall be delivered to the General Partner not later than the close of business on September 30, 2009, nor earlier than the open of business on September 1, 2009.

The description of Amendment No. 2 to the First Amended and Restated Agreement of Limited Partnership of the Partnership does not purport to be complete and is qualified in its entirety by reference to the complete text of such agreement, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 5.03 Amendment to Articles of Incorporation or Bylaws

Amendment No. 2 to First Amended and Restated Limited Partnership Agreement

The General Partner entered into Amendment No. 2 to the First Amended and Restated Agreement of Limited Partnership of the Partnership effective April 7, 2009.  The description of Amendment No. 2 to the Amended and Restated Agreement of Limited Partnership of the Partnership is incorporated herein by reference from Item 1.01 of this Current Report on Form 8-K.

A copy of Amendment No. 2 to the First Amended and Restated Partnership Agreement is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01.  Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
3.1	Amendment No. 2 to the First Amended and Restated Limited Partnership Agreement

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BREITBURN ENERGY PARTNERS L.P.

By:	BreitBurn GP, LLC,
its General Partner
Date:  April 9, 2009

By:	/s/Halbert S. Washburn
Name: Halbert S. Washburn
Title: Co-Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amendment No. 2 to the First Amended and Restated Limited Partnership Agreement